Investor Update Investor Update March 2009 March 2009 Chaparral Chaparral Energy Energy Exhibit 99.1

2 2
Forward Looking Statement
Forward Looking Statement
This presentation contains forward-looking statements.  These forward-looking statements relate to, among other things, our financial and operating performance and results, our business strategy, market prices, our future commodity price risk management activities, and our plans and forecasts.  We have based these forward-looking statements on our current assumptions, expectations and projections about future events.
We may use the words “may,” “expect,” “anticipate,” “estimate,” “believe,” “target,” “continue,” “intend,” “plan,” “budget”
and other similar words to identify forward-looking statements.  You should read statements that contain these words carefully because they discuss future expectations, contain projections of results of operations or of our financial condition and/or state other “forward-looking” information.  We do not undertake any obligation to update or revise publicly any forward-looking statements, except as required by law.  These statements also involve risks and uncertainties that could cause our actual results or financial condition to materially differ from our expectations in this presentation, including, but not limited to fluctuations in prices of oil and natural gas, future capital requirements and availability of financing, estimates of reserves, geological concentration of our reserves, risks associated with drilling and operating wells, discovery, acquisition, development and replacement of oil and natural gas reserves, cash flow and liquidity, timing and amount of future production of oil and natural gas, availability of drilling and production equipment, marketing of oil and natural gas, developments in oil-producing and natural gas-producing countries, competition, general economic conditions, governmental regulations, receipt of amounts owed to us by purchasers of our production and counterparties to our commodity price risk management contracts, hedging decisions, including whether or not to enter into derivative financial instruments, events similar to those of September 11, 2001, actions by third party co-owners of interests in properties in which we also own an interest, and fluctuations in interest rates.
We believe it is important to communicate our expectations of future performance to our investors.  However, events may occur in the future that we are unable to accurately predict, or over which we have no control.  When considering our forward-looking statements, you should keep in mind the risk factors and other cautionary statements found in our prospectus.  The risk factors noted in our prospectus and other factors noted throughout our prospectus provide examples of risks, uncertainties and events that may cause our actual results to differ materially from those contained in any forward-looking statement.  Please read the section entitled “Risk Factors” in our prospectus for a discussion of certain risks of our business.
Chaparral Energy

3 3
Chaparral Energy
2008 Highlights & 2009 Initiatives
2008 Highlights & 2009 Initiatives
Operational Summary
Operational Summary
Financial Update and Guidance
Financial Update and Guidance
Joe Evans
Joe Evans
EVP & CFO
EVP & CFO
John Kilgallon
John Kilgallon
Director, Investor Relations
Director, Investor Relations
Mark Fischer
Mark Fischer
Chairman & CEO
Chairman & CEO
Company Representatives & Agenda
Company Representatives & Agenda

4 4
Chaparral Energy
Chaparral Overview
Chaparral Overview
21-year old E&P company based in Oklahoma City
21-year old E&P company based in Oklahoma City
Core areas include Mid-Continent and Permian Basin
Core areas include Mid-Continent and Permian Basin
– – 86% of proved reserves 86% of proved reserves
Third largest oil producer in Oklahoma
Third largest oil producer in Oklahoma
Substantial EOR portfolio and infrastructure
Substantial EOR portfolio and infrastructure
Capitalized primarily with debt
Capitalized primarily with debt
–
–
$600 MM revolving credit facility, currently fully drawn
$600 MM revolving credit facility, currently fully drawn (JP Morgan led)
–
–
Two $325 MM public tranches, due 2015 & 2017
Two $325 MM public tranches, due 2015 & 2017
Equity privately held
Equity privately held
Operational Stats
(1)
2008 SEC Proved Reserves: 680 Bcfe
2008 Avg. Daily Production: 116 mmcfe/d (1)
2008 Production Exit Rate: 131 mmcfe/d
R/P Ratio: 16.1 years
(1) Production data is based on 1Q-3Q actuals and 4Q estimates.
Garfield County, Oklahoma

5 5
Chaparral Energy
2008 Highlights
2008 Highlights
Record production
– 2008: 42.4 Bcfe (115.9 mmcfe/d)
Record Revenue
– 2008: $502 MM
2008 SEC Reserves
– 680 Bcfe
2008 Total Cost Incurred
– Drilling & Enhancements:
– Acquisitions:
Total
CO
2
Infrastructure Added
– 14 miles of pipeline
– Compressor capacity of
15 – 17 mmcf/d of CO2
69.6
88.7
111.3
115.9
131.0
0
20
40
60
80
100
120
140
2005 2006 2007 2008 YE2008
Record Production
201
249
366
502
0
100
200
300
400
500
2005 2006 2007 2008
Record Revenue
Unaudited Unaudited
$256.7
$ 44.1
$300.8 MM

6 6
2008 SEC Reserves
2008 SEC Reserves
By Product By Location
By Category
PUD
25.6%
Gas
54.8%
Mid-Continent
71.6%
Permian
14.9%
Gulf Coast
6.1%
Other
7%
PDP
59.0%
PDNP
15.4%
Oil
45.2%
YE 2008: 680 Bcfe
YE 2008: 680 Bcfe
Chaparral Energy

7 7
2008 Reserve Bridge
2008 Reserve Bridge
42.4
13.5
57.5 7.0
322.0
YE2007
Reserves
Production Acquisition/
Divestures
Extension/
Discoveries
Improved
Recovery
(EOR Projects)
Revisions Due
to Price
Other Revisions
YE2008
Reserves
986.8
680.3
SEC YE 2008 Pricing
SEC YE 2008 Pricing
Proved Reserves decreased by 307 Bcfe in 2008 Proved Reserves decreased by 307 Bcfe in 2008
Significantly lower YE 2008  prices Significantly lower YE 2008  prices
Select high-cost EOR properties became uneconomic
20.1
Chaparral Energy

8 8
Reserve Sensitivity
Reserve Sensitivity
(1) Based on current 12/31/08 reserves run at YE 2007 prices.
(2) Based on 2008 reserves at YE2008 Strip prices
(1yr: $54.45/$6.09, 2yr: $63.88/$7.128, 3yr: $68.81/$7.31, 4yr: $71.08/$7.31, 5yr+: $72.71/$7.31)
Case NYMEX
YE 2008
YE 2007(1)
12/31/08 Strip(2)
$44.60
$5.62
$96.01
$6.80
$66.19
$7.03
Proved Reserves
(Bcfe)
PDP
401 513 467
PDNP 105 143 125
PUD 175 347 279
Total
680 1,002 872
PV10  ($MM)
$934 $2,690 $1,730
SEC
YE 2008
Price Deck
Chaparral Energy

9 9
2009 Initiatives
2009 Initiatives
Cash Conservation Mode –
Cash Conservation Mode –
“Hunker Down”
“Hunker Down”
Substantial reduction in capex
Substantial reduction in capex
– – 2009 capex projected to be $50 MM, down from ~$300 MM in 2008 2009 capex projected to be $50 MM, down from ~$300 MM in 2008
Plan to operate one company drilling rig in 2009
Plan to operate one company drilling rig in 2009
– Stacked one company rig, converted another to workover rig
Maximize operating cash flow
Maximize operating cash flow
– – LOE savings LOE savings
Shut in more than 415 uneconomic wells in 1Q09 Shut in more than 415 uneconomic wells in 1Q09
– – Deferring approximately 4.8 mmcfe
Deferring approximately 4.8 mmcfe
mmcfe per day of production per day of production
– – Reducing LOE by $17 MM annually Reducing LOE by $17 MM annually
– – Improving Net Income by $7 MM annually  Improving Net Income by $7 MM annually
Further LOE savings expected due to lower service costs and less activity
– – Reduced personnel costs through 10% staff reductions in 1Q09 Reduced personnel costs through 10% staff reductions in 1Q09
Cost savings of $1.4 MM annually  Cost savings of $1.4 MM annually
Chaparral Energy

10 10 Operational Summary Operational Summary Chaparral Energy

11 11
Chaparral Energy
Area affected by gas
injection
Chaparral’s second largest play
by proved reserves
Depth: 7,000 feet
Chaparral acreage
Southwest Antioch Gibson Sand Unit
Southwest Antioch Gibson Sand Unit
OOIP  (Mmbo)
Primary oil recovery (Mmbo)
Secondary oil recovery (Mmbo)
Cumulative gas recovery (Bcf)
Cumulative injection (Bcf)
Current gas-in-place (Bcf)
121.8
21.2
18.7
255.1
142.5
54.0
Unit Statistics
Garvin County, OK
Chaparral assumes operations
Gas Mcf/mo
Oil Bbl/mo
Field shutdown & plugging
Gross reserves/well bcfe: 1.0
Gross CapEx / well $MM: $1.1
Company net acres: 9,520
Total seismic sq.mi.: 0
Avg working interest: 99%
Potential drill locations: 44

12 12
Chaparral Energy
Horizontal drilling
Tight sand play
Depth:  8,300 feet
2008 Well Locations
Drilling or Recent Completions
Sections with CELLC Interests
Sections with CELLC Deep Rights
Gilson 2H-24, Chap Op with 100% WI
1.8 mmcf/d, 240 BOPD
State A 6H-36, Chap Op with 100% WI
2.8 mmcf/d, 250 BOPD
Cleveland Sand Play
Cleveland Sand Play
Texas
Oklahoma
Gross reserves/well bcfe: 1.6
Gross CapEx / well $M: $2.3
Company net acres: 6,600
Total seismic sq.mi.: 0
Avg working interest: 60%
Potential drill locations: 29

13 13
Fox Deese Springer Unit
WI – 79.44% (operated property)
Size – 2,235 acres;  Depth – 3300’ – 5500’
Cum. Rec. – 14 mmbo (Primary & Secondary)
Producing zones - Deese, Sims, Hoxbar & Morris
Wells - 63 Producing, 46 Injection
Very Lenticular in nature, tighter sands
Upside Potential
Increased density (ID)
drilling from 10 acre
spacing to 5 acre spacing
Noble Energy began ID
drilling the Milroy Deese
Unit located 1 mile NW in
5/04. Production increased
from 156 BOPD to 660
BOPD.
4 well pilot program
completed; appx. 250
BO/Day
Identified 84 PUD locations,
Over 100 locations available
Upside from CO2 EOR
Fox Deese
Fox Deese
Springer / Sycamore Units
Springer / Sycamore Units
Recently completed wells
5 Acre Infill Locations
Gross reserves/well bcfe: 0.4
Gross CapEx / well $M: $0.7
Company net acres: 2,235
Total seismic sq.mi.: 0
Avg working interest: 79.4%
Potential drill locations: 106
22
27 30
32 33 35
PETRA 4/26/2007 11:07:58 AM
Carter County, OK
Fox Deese Springer Unit Fox Deese Springer Unit
Sycamore Unit   Sycamore Unit
Chaparral Energy

14 14
Chaparral Energy
Tunstill
Tunstill
Field Play
Field Play
Delaware Basin
Multi-pay environment
Depth: 3300-5200 feet
Gross reserves/well bcfe: 0.56
Gross CapEx / well $M: $0.825
Company net acres: 19,840
Total seismic sq.mi.: 10
Avg working interest: 100%
Potential drill locations: 292
Loving Co.
Reeves Co.
J. PARKER
A-943
M. KYLE
A-1158
M. KYLE
A-1163
M. KYLE
A-1153
T.& P.R.R.CO.
A-101
T.& P.R.R.CO.
A-107
T.& P.R.R.CO.
A-113
T.& P.R.R.CO.
A-95
C. TYLER
A-890
STATE
T.& P.R.R.CO.
A-119
T&P RR CO BLK 56 T1
1
10 11 12
13 14 15
16
17 18
19
2
20
21 22 23
24
25
26
27
28
29
3
30 30
31
32 33 34
35
36
37
38
39
4
40
41 42 42
43
44
45
46 46 46 46
47
48
5 6
7
8
9
A-1302
C. TYLER
W.&N.W.R.R.CO.
A-1302
E. SCHAVE
A-1316
H. HANKINS
A-1368
R. KINCHELOE
A-305
T.& P.R.R.CO.
A-140
T.& P.R.R.CO.
A-145
T.& P.R.R.CO.
A-146
T.& P.R.R.CO.
A-147
T.& P.R.R.CO.
A-148
T.& P.R.R.CO.
A-149
T.& P.R.R.CO.
A-150
T.& P.R.R.CO.
A-151
T.& P.R.R.CO.
A-152
T.& P.R.R.CO.
A-153
T.& P.R.R.CO.
A-154
T.& P.R.R.CO.
A-141
T.& P.R.R.CO.
A-155
T.& P.R.R.CO.
A-156
T.& P.R.R.CO.
A-157
T.& P.R.R.CO.
A-158
T.& P.R.R.CO.
A-159
T.& P.R.R.CO.
A-160
T.& P.R.R.CO.
A-161
T.& P.R.R.CO.
A-162
T.& P.R.R.CO.
A-142
T.& P.R.R.CO.
A-143
T.& P.R.R.CO.
A-144
W. JOHNSON
A-1128
W. JOHNSON
A-1129
W. JOHNSON
A-1130
W. JOHNSON
A-1131
W. JOHNSON
A-1132
W. JOHNSON
A-1124
W. JOHNSON
A-1133
W. JOHNSON
A-1134
W. JOHNSON
A-1135
W. JOHNSON
A-1136
W. JOHNSON
A-1137
W. JOHNSON
A-1138
W. JOHNSON
A-1327
W. JOHNSON
A-1139
W. JOHNSON
A-1140
W. JOHNSON
A-1141
W. JOHNSON
A-1142
W. JOHNSON
A-1125
W. JOHNSON
A-1143
W. JOHNSON
A-1295
W. JOHNSON
A-1126
W. JOHNSON
A-1127
W.&N.W.R.R.CO.
A-221
T&P RR CO BLK 56 T2
1
11
12
2 2
3 4 4
5
8
B. STONE
A-1321
F. JOHNSON
A-1068
J. CAMP
A-908
W.& N.W.
R.R.CO.
A-216
T.& P.R.R.CO.
A-163
W. VAUGHAN
A-641
A-215
W.&N.W.R.R.CO.
A-223
T&P RR CO BLK 57 T1
1
11
12
13
14 14 15
2 2
23
24 24
25
3
36
4 4
5
8
9
C. BOYD
A-977
R. COX & G.M.
A-1324
R. KINCHELOE
A-308
A-1326
T.& P.R.R.CO.
A-164
T.& P.R.R.CO.
A-166
T.& P.R.R.CO.
A-167
T.& P.R.R.CO.
A-1318
T.& P.R.R.CO.
A-165
W. JOHNSON
A-1146
W. JOHNSON
A-1147
W. JOHNSON
A-1328
W. JOHNSON
A-1144
W. JOHNSON
A-1330
W. JOHNSON
A-1145
W. JOHNSON
A-1329
W.&N.W.
R.R.CO.
A-226
W.&N.W.R.R.CO.
A-220
W.&N.W.R.R.CO.
A-224
W.&N.W.R.R.CO.
A-225
3
A-5289
5
A-1021
T. & P.R.R.CO.
7
A-3722
8 T.A. EZELL
A-5317
8
T.A. EZELL
9
A-601
T. & P.R.R.CO.
A-4364
10
C.C. BOYD
10
15
A-602
T. & P.R.R.CO.
A-5323
16
C.M. STRATTON
16
A-3725
T.A. EZELL
17
A-603
T. & P.R.R.CO.
A-4365
20
C.C. BOYD
21
A-605
T. & P.R.R.CO.
22
A-3724
T.A. EZELL
A-606
23
T. & P.R.R.CO.
24
25
A-607
T.&P.R.R.CO.
26
A-4366
C.C. BOYD
27
A-608
T. & P.R.R.CO.
A-4367
28
C.C. BOYD
29
A-609
T. & P.R.R.CO.
A-5698
32
L.W. CURRY
32
A-5208
32
C.E.A.
A-5699
32
H.T.C.
33
A-611
T. & P.R.R.CO.
A-4368
34
C.C. BOYD
A-4054
34
V. SMITH
35
A-612
T. & P.R.R.CO.
36
A-5015
C.C. BOYD
A-613
37
T. & P.R.R.CO.
38
A-3723
T.A. EZELL
A-614
39
T. & P.R.R.CO.
A-5620
40
T. LYON
A-4216
40
J.O. JOHNSON
40
A-5422
40
H.T.C.
40
A-5312
40
H. WYCHE
41
A-615
T. & P.R.R.CO.
44
A-3879
J.V. HARDY
45
A-617
T. & P.R.R.CO.
46
A-5885
C.C. CONLEY
47
A-618
T. & P.R.R.CO.
48
A-4241
M. ROWAN
BLK. 57    TSP. 1
T.& P.R.R.CO.
42 42
43
A-575
T. & P.R.R.CO.
A-1745
44
R. KYLE
A-5432
46
W.R.T.
A-5310
46
B.I.
46 A-6037
C.T.
47
A-576
T. & P.R.R.CO.
2
A-1963
2
J.C. CAMP
A-1308
2
J.C. CAMP
A-5333
2
J.B. WILSON
3
A-577
T. & P.R.R.CO.
A-1965
4
J.C. CAMP
4
A-1966
J.C. CAMP
A-580
9
T. & P.R.R.CO.
10
A-5065
R.C. LAMBIE
11
A-581
T. & P.R.R.CO.
A-4662
12
F.J.
5
A-3657
6
W.R. GLASSCOCK
A-5064
6
R.C. LAMBIE
A-579
7
T. & P.R.R.CO.
8
A-2750
B. STONE
18
A-2024
L.J. COX
17
A-584
T. & P.R.R.CO.
A-1964
16
J.C. CAMP
15
A-582
T. & P.R.R.CO.
14
A-2748
B. STONE
A-583
13
T. & P.R.R.CO.
1
A-619
T. & P.R.R.CO.
A-2059
2
J.U. DEVANEY
A-5756
2
F.M. MASON
A-5661
2
P.B. THOMAS
3
A-620
T. & P.R.R.CO.
A-2060
4
J.U. DEVANEY
A-5754
4
J.W. MCMILLEN
5
A-621
T. & P.R.R.CO.
A-2086
8
F.C. DYER
9
A-623
T. & P.R.R.CO.
10
A-2359
J.D. MCADAMS
A-1019
11
T. & P.R.R.CO.
12 12 12
A-4924
12
F.H. SCHULER
A-4829
12
M. PETERSON
A-624
13
T. & P.R.R.CO.
A-2025
14
L.J. COX
A-625
15
T. & P.R.R.CO.
A-2029
16
J. CRUME
A-626
17
T. & P.R.R.CO.
PETRA 4/5/2007 9:54:19 AM
Recently Drilled Locations
Farm-In Aceage:  10,920 acres
Existing Acreage:  8,920 acres
BELL CANYON SAND
CHERRY CANYON SAND

15 15
Haley Play Area
Haley Play Area
Bone Springs, Strawn,
Atoka and Morrow Play
(17,700’ depth)
Expensive wells
High production rates
Large reserve potential
University 19-3-1, APC Op, IP: Jan ’07
12 month avg – 18.2 mmcfe/d
Bowdle 47-2, Chap Op & 98% WI
TD: 3Q08, 18.8 mmcf/d
Bowdle 48-1R, APC Op, IP Sept ’06
12-month avg: 3.5 mmcfe/d
Haley 36-4, Chap Op, 91% WI, IP Aug ’06
12-month avg: 1.8 mmcfe/d
Deep Drilling Locations
Drilling or Recent Completions
Chaparral Acreage
Atoka
Morrow
Gross reserves/well bcfe: 11.2
Gross CapEx / well $M: $12.1
Company net acres: 3,840
Total seismic sq.mi.: 29
Avg working interest: 74%
Potential drill locations: 7
Formation
Chaparral Energy

16 16
Washita County, OK
Kliewer #2-18H
CHK Op, Chap: 18% WI
IP: 11.6 mmcfe/d, 700 BOPD
Gross reserves/well bcfe: 4.5
Gross CapEx / well $M: $7.0
Company net acres: 1,510
Avg working interest: 29.5%
Potential drill locations: 17
Recent Well Activity
Sections with Chap Interests
Roxanne 1-17H
Chap Op & 25% WI
IP: 6.5 mmcf/d, 650 BOPD
Peters 2H-19
Chap Op & 70% WI
WOC
Gunter 2H-14
Chap Op & 70% WI
IP: 6.5 mmcfe/d, 500 BOPD
Simpson 4-26H
St. Mary’s Op, Chap: 16% WI
IP: 5 mmcfe/d, 200 BOPD
Granite Wash “A”, “B” & “C” Zones
Horizontal drilling
12,000’ depth
Initial production rates:
– 3 – 5 mmcfpd & 200 – 500 BOPD
Granite Wash Sand Play
Granite Wash Sand Play
Chaparral Energy

17 17
WI – 99.25% (operated property)
Size – 23,080 acres; Depth  - 3,000’
Cum. Recovery – 316 MMBO (primary & secondary)
Producing zone - Bartlesville Reservoir – 2 Tier
Wells - 237 producing, 160 injection, 555 TA Prod.
Upside Potential – Polymer EOR
– Phillips instituted polymer EOR Program from 1980 –
1986 as pilot area
– 1,440 Acres
– Production increased from 500 BOPD to 1,200 BOPD
– Shut down in 1986 due to low oil price
– Phillips incremental oil recovery 2.4MMBO
– Reinstituted  polymer flood on 480 acres;  $6MM cost,
15 well pattern
– Return 400+ wells to production; 8-15 BOPD per well
– CO2 EOR Potential
Chaparral
Polymer Pilot
Phillips’ Polymer
Project
North Burbank Unit
North Burbank Unit
60
70
80
90
100
110
120
130
140
Polymer Response
Polymer Only Tank Battery
Chaparral Energy

18 18
Camrick
Camrick
Area CO2 Tertiary Recovery
Area CO2 Tertiary Recovery
Consists of three unitized fields
Operated with an average working interest of 54%
CO2 injection has improved gross production in
Camrick Area from 175 Bbls/day to 1,600 Bbls/day
Expansion of CO2 injection operations is currently
underway and is expected to be implemented across
all units
Reservoir
Net Acreage
OOIP (Mmbo)
Primary oil recovery (Mmbo)
Secondary oil recovery (Mmbo)
Estimated tertiary CO2 recovery (Mmbo)
Morrow
15,000
125.6
16.6
13.1
14.4
NW Camrick, Camrick and Perry Units:    8/8 Basis
Camrick Area
Beaver & Texas Counties, OK
Oil Production by Month (BOP/M)
Camrick Area CO2 Flood
Actual vs. Adjusted Simulated Forecast
3,300 BOP/D Peak in 2011
Chaparral Energy

19 19
Key Play Production and Reserve Changes
Key Play Production and Reserve Changes
Year 2007 2008 2007 2008
Mmcfe Mmcfe % Change Bcfe Bcfe % Change
Play Area / Field
SWAGSU 1,048.1 1,874.9 79% 34.8 38.5 11%
Cleveland Sand
846.8 930.2 10% 11.0 20.5 86%
Fox Deese/Sycamore 1,557.2 1,580.7 2% 46.9 17.4 -63%
Tunstill 740.4 998.6 35% 18.5 13.8 -25%
Haley
1,491.2 1,377.7 -8% 18.6 28.3 52%
Granite Wash 26.4 1,091.9 4028% 1.0 13.2 1219%
North Burbank Unit
2,624.0 2,726.4 4% 204.6 47.1 -77%
Camrick
1,336.7 1,475.4 10% 38.4 29.4 -23%
  Total of Select Plays 9,670.8 12,055.9 25% 373.8 208.3 -44%
  Total Chaparral 40,638.0 42,313.5 4% 986.9 680.3 -31%
  Play % of Total 24% 28% 38% 31%
Annual Production Proved Reserves
Chaparral Energy

20 20 Financial Update & Guidance Financial Update & Guidance Chaparral Energy

21 21
Note: Dollars represent average strike price of hedges (includes all derivative instruments)
Current discounted Mark-to-Market value of all hedges is
$316
million,
based on March 2, 2009 commodity prices
Monetized select 1H09 hedges in December 2008, net cash proceeds totaled $32.6 million
Gas Basis Hedges
Yr Price % PDP
‘09
‘10
‘11
$0.94
$0.93
$0.92
72%
42%
9%
Hedge Portfolio
Hedge Portfolio
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2009 2010 2011 2012 2013
Oil Collars
Oil Swaps
Gas Collars
Gas Swaps
Percentage PDP Hedged as of March 2009
$6.78
$68.89
$166
$110
$7.44
$11.53
$10.00
$66.47
$169
$110
$7.42
$63.86
$153
$110
$125
$135
$100
$124
$134
$100
$13.93
$10.00
Chaparral Energy

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Long-term Debt
Long-term Debt
Secured Credit Facility
$600 MM facility, current borrowings:  $594 MM
$600 MM facility, current borrowings:  $594 MM
Reaffirmed in Dec 2008
Reaffirmed in Dec 2008
Redetermination May 2009
Redetermination May 2009
Covenants
Covenants
– Current Ratio > 1.0x
– Total Senior Debt / EBITDA < 2.5x
Rate: Libor + 2.75% at current usage (minimum LIBOR of 2.0%)
Rate: Libor + 2.75% at current usage (minimum LIBOR of 2.0%)
Monthly Interest payment of $2.4 MM
Monthly Interest payment of $2.4 MM
$0
$100
$200
$300
$400
$500
$600
$700
2009 2010 2011 2012 2013 2014 2015 2016 2017
Public Bonds
Interest Payment Schedule
Interest Payment Schedule
CHAP 8.5% 2015 CHAP 8.5% 2015
– – June / Dec: $13.8 MM June / Dec: $13.8 MM
CHAP 8.875% 2017 CHAP 8.875% 2017
– – Feb / Aug: $14.4 MM Feb / Aug: $14.4 MM
ACNTA
ACNTA
Debt Maturities
Chaparral Energy

23 23
Liquidity
Liquidity
Cash On Hand
Cash On Hand
Approx. $52 MM as of Dec 31, 2008
Approx. $52 MM as of Dec 31, 2008
Additional Sources of Liquidity
Additional Sources of Liquidity
Oklahoma State Tax Credits
Oklahoma State Tax Credits
$27 MM (received $12 MM in Feb ’09)
$27 MM (received $12 MM in Feb ’09)
Potential Asset Sales
Potential Asset Sales
$20 -
$20 -
$30 MM  (Non-E&P assets)
$30 MM  (Non-E&P assets)
Hedge Monetization
Hedge Monetization
Equity Raise, VPP, Producing Property Sales
Equity Raise, VPP, Producing Property Sales
Chaparral Energy

24 24
$0.54 -
$0.54 -
$0.56
$0.56
G&A (per mcfe)
G&A (per mcfe)
$2.40 -
$2.40 -
$2.60
$2.60
LOE (per mcfe)
LOE (per mcfe)
42 –
42 –
44
44
Annual Production (Bcfe)
Annual Production (Bcfe)
Guidance Range
Guidance Range
2009 Guidance
2009 Guidance
Chaparral Energy